Exhibit 10.1

SUBSCRIPTION AGREEMENT

Class A Ordinary Shares

of

AGM Group Holdings Inc.

This subscription (this “Subscription”) is dated , 2017, by and between the investor identified on the signature page hereto (the “Investor”) and  AGM Group Holdings Inc., a British Virgin Islands company (the “Company”), whereby the parties agree as follows:

1.       Subscription

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares (the “Shares”) of the Company’s Class A Ordinary Shares, par value $0.001 per share, as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share as set forth on the signature page hereto. The Purchase Price is set forth on the signature page hereto.

The Shares are being offered pursuant to a registration statement on Form F-1, File No. 333-218020 (the “Registration Statement”). The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of Investor’s subscription. The offering prospectus (the “Prospectus”) which forms a part of the Registration Statement, however, is subject to change. A final prospectus and/or supplement to the Prospectus will be delivered to the Investor as required by law.

The Shares are being offered by Network 1 Financial Securities Inc. (the “Underwriter”) as underwriter on a “best efforts, minimum/maximum” basis. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriters in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Underwriting Agreement and Registration Statement, at the Closing, (i) the Investor shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below, and (ii) the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the issuance of an electronic certificate evidencing the Shares being held by the Transfer Agent for the benefit of the Investor in Direct Registration Statement format “DRS”).

The Underwriters and any participating broker dealers (the “Members”) shall confirm, via the selected dealer agreement or master selected dealer agreement that it will comply with Exchange Act Rule 15c2-4. As per Exchange Act Rule 15c2-4 and FINRA Notice to Members Rule 84-7 (the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. With regards to monies being wired from an investor’s bank account, the Members shall request the investors send their wires by the next business day, however, the Company cannot insure the investors will forward their respective monies as per the Rule. With regards to monies being sent from an investor’s account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that funds are sent in and the offering does not close for any reason prior to the Termination Date set forth in the final Registration Statement, all funds will be returned to investors promptly in accordance with the escrow agreement terms and applicable law.

2.       Miscellaneous

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

3.       FINRA Rules 5130 and 5131

This rule states that “restricted persons” are prohibited from participating in Syndicate or new issue offerings. Please review the following definition of a “restricted person” on Schedule A prior to signing this form acknowledging you do not fall into '“restricted person” status.

The undersigned hereby represents and warrants as of the date set forth below that:

i.	The undersigned is the holder of the account identified below or is authorized to represent the beneficial holders of the account;

ii.	Neither the undersigned nor any beneficial holder of the account is a “restricted person” as that term is described in FINRA Rule 5130 (described in Schedule A); and

iii.	The undersigned understands FINRA. Rule 5130 and the account is eligible to purchase new issues in compliance with such rule.

Please email back the completed Subscription Agreement to [EMAIL] or fax to +1 (732) 758-6671

[Signature Page to Investor Subscription Agreement for AGM Group Holdings Inc.]

If the foregoing correctly sets forth the parties agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

AGM Group Holdings Inc.
Number of Shares:________________________	By:

Purchase Price per Share: $5.00 per share__________	Name:

Aggregate Purchase Price: $____________________	Title:

Address Notice:
INVESTOR Name:__________________________	AGM Group Holdings Inc.
1 Jinghua South Road, Wangzuo Plaza East Tower Room 2112 Beijing, People’s Republic of China 100020

Signature:	Address:

Signor Name:

Title:	Phone:

Date:	SSN or EIN:

☐ Check Method of Payment: Check enclosed______ or

☐ Please wire $____________________from my account held at:________________________

Account Title:_______________________________; Account Number:_____________________

To the following instructions:

Signature Bank; 950 Third Avenue, 9th Floor New York, New York 10022

ABA/Routing # 026013576

Swift #: SIGNUS33

Account #:

Account Title: Signature Bank as Escrow Agent for AGM Group Holdings Inc.

Telephone No. +1 (646) 822 1501

Fax No. +1 (646) 822 1520

By:	Date:_______________ , 2017

Name:

Title:

Select method of delivery of Shares:

☐ DWAC DELIVERY

DWAC Instructions:

1.
Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained)
2.
DTC Participant Number
3.
Name of Account at DTC Participant being credited with the Shares
4.
Account Number of DTC Participant being credited with the Shares

☐ DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:_______________________________________

Address:	Telephone No.:

Please email back the completed Subscription Agreement to [EMAIL] or fax to +1 (732) 758-6671.

SCHEDULE A

a)	FINRA Member Firms or other Broker/Dealers

b)	Broker-Dealer Personnel

•	Any officer, director, General partner, associated person or employee of a member firm or any other Broker/dealer.

•	Any agent of a member firm or any other Broker/dealer that is engaged in the investment banking or securities business

•	Any immediate family member of a person specified above. Immediate family members include a person's parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in law, and children.

i.	Person that materially supports or receives material support from the immediate family member.

ii.	Person employed by or associated with the member, or an affiliate of the member, selling the new issue to the immediate family member.

iii.	Person that has an ability to control the allocation of the new issue.

c)	Finders and Fiduciaries. With respect to the security being offered, a finder or any person acting in a fiduciary capacity to the managing underwriter, including, but not limited to, attorneys, accountants, and financial consultants; and any immediate family members (or person(s) receiving material support or receives material support from the family member) of a person identified as a Finder or Fiduciary.

d)	Portfolio Managers

a.	Any person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.

b.	Any immediate family member of a person specified under portfolio Managers that materially supports, or receives material support from such person.

e)	Persons Owning a Broker/Dealer

a.	Any person listed, or required to be listed, in Schedule A of a Form BD, except persons identified by ownership of less than 10%.

b.	Any person listed, or required to be listed, in Schedule B of a Form BD, except persons identified by ownership of less than 10%.

c.	Any person listed, or required to be listed, in Schedule C of a Form BD that meets the criteria of (e)(bullet point 1) or (e) (bullet point 2) above.

d.	Any person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.

e.	Any person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.

f.	Any immediate family member of a person specified in (5) (bullet points 1-5) unless the person owning the Broker/dealer:

i.	Does not materially support, or receive material support from the immediate family member.

ii.	Is not an owner of the member, or an affiliate of the member, selling the new issue to the immediate family member.

iii.	Has no ability to control the allocation of the new issue.

A-1